                                  EXHIBIT 99.3

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     The information contained herein is furnished to you solely by Greenwich
Capital Markets, Inc. (the "Underwriter") (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

     The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

     Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

     The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.
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                           WAL TABLES (FORWARD LIBOR)

CLASS B-1 TO CALL

Prepay Speed                         50% PPC         75% PPC     100% PPC      125% PPC    150% PPC
------------                        ---------       --------     --------      --------    --------
WAL (YR)                             2.98             3.26        3.12          3.15         3.20
MDUR (YR)                            2.60             2.81        2.71          2.73         2.77
FIRST PRIN PAY                        34               37          37            38           38
LAST PRIN PAY                         38               41          39            38           39

CLASS B-1 TO MATURITY

Prepay Speed                         50% PPC      75% PPC     100% PPC      125% PPC    150% PPC
------------                        ---------     --------     --------      --------    --------
WAL (YR)                             2.98         3.26        3.12          3.15         3.20
MDUR (YR)                            2.60         2.81        2.71          2.73         2.77
FIRST PRIN PAY                        34           37          37            38           38
LAST PRIN PAY                         38           41          39            38           39


CLASS B-2 TO CALL

Prepay Speed                         50% PPC         75% PPC     100% PPC     125% PPC    150% PPC
------------                        ---------        --------     --------     --------    --------
WAL (YR)                             2.66             2.87        3.06          3.07         3.14
MDUR (YR)                            2.35             2.51        2.66          2.67         2.72
FIRST PRIN PAY                        31               33          36            37           37
LAST PRIN PAY                         34               37          37            38           38


CLASS B-2 TO MATURITY

Prepay Speed                          50% PPC      75% PPC     100% PPC      125% PPC     150% PPC
------------                         --------      -------     --------      --------     --------
WAL (YR)                              2.66          2.87        3.06          3.07         3.14
MDUR (YR)                             2.35          2.51        2.66          2.67         2.72
FIRST PRIN PAY                         31            33          36            37           37
LAST PRIN PAY                          34            37          37            38           38

CLASS B-3 TO CALL

Prepay Speed                     50% PPC        75% PPC         100% PPC        125% PPC        150% PPC
------------                    ---------      --------         --------        --------        --------
WAL (YR)                         2.33           2.47            2.66            2.91            3.05
MDUR (YR)                        2.08           2.19            2.35            2.54            2.66
FIRST PRIN PAY                    26             27              29              31              35
LAST PRIN PAY                     31             33              36              37              37

CLASS B-3 TO MATURITY

Prepay Speed                      50% PPC       75% PPC         100% PPC        125% PPC        150% PPC
------------                     --------      --------         --------        --------        --------
WAL (YR)                          2.33          2.47            2.66            2.91            3.05
MDUR (YR)                         2.08          2.19            2.35            2.54            2.66
FIRST PRIN PAY                     26            27              29              31              35
LAST PRIN PAY                      31            33              36              37              37

CLASS B-4 TO CALL

Prepay Speed                     50% PPC       75% PPC         100% PPC        125% PPC        150% PPC
------------                    --------       -------         --------        --------        --------
WAL (YR)                         1.47          1.55            1.64            1.76            1.93
MDUR (YR)                        1.35          1.42            1.49            1.60            1.73
FIRST PRIN PAY                    8             8               9               9               9
LAST PRIN PAY                     26            27              29              31              35

CLASS B-4 TO MATURITY

Prepay Speed                      50% PPC       75% PPC         100% PPC        125% PPC        150% PPC
------------                     --------       -------         --------        --------        --------
WAL (YR)                          1.47          1.55            1.64            1.76            1.93
MDUR (YR)                         1.35          1.42            1.49            1.60            1.73
FIRST PRIN PAY                     8             8               9               9               9
LAST PRIN PAY                      26            27              29              31              35